                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                FORM 8-K/A No. 1

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1998



                             BRANDYWINE REALTY TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               MARYLAND                                  1-9106                               23-2413352
    -------------------------------             ------------------------            -------------------------------
    (State or other jurisdiction of             (Commission file number)            (I.R.S. Employer Identification
            incorporation)                                                                      Number)



             16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)



                                Page 1 of 3 pages

Item 5.  Other Events

     Brandywine Realty Trust (the "Company") previously reported its acquisition of Three Christina Centre and the DKM Properties in Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 23, 1998 (Three Christina Centre), March 17, 1998 (Three Christina Centre) and April 13, 1998 (DKM Properties). The Company is filing this Current Report on Form 8-K/A No. 1 to include additional financial statements of Three Christina Centre, financial statements of the DKM Properties and pro forma financial information of the Company.

     After reasonable inquiry, the Company is not aware of any material factors relating to Three Christina Centre or the DKM Properties that would cause the reported financial information relating to such properties not to be necessarily indicative of future operating results.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Financial Statements.

                  The audited statement of revenue and certain operating expenses of Three Christina Centre for the year ended December 31, 1997 are included on pages F-9 to F-12.

                  The audited statement of revenue and certain operating expenses of the DKM Properties for the year ended December 31, 1997 are included on pages F-13 to F-16.

         (b)      Pro Forma Financial Information.

                  Pro forma financial information which reflects the Company's acquisition Three Christina Centre and the DKM Properties as of and for the year ended December 31, 1997 are included on pages F-1 to F-8.

         (c)      Exhibits.

                  23.1 - Consent of Arthur Andersen LLP

  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             BRANDYWINE REALTY TRUST


Date:  April 16, 1998               By: /s/ Gerard H. Sweeney
       --------------                   ----------------------------------------
                                        Gerard H. Sweeney, President
                                        and Chief Executive Officer
                                        (Principal Executive Officer)



Date:  April 16, 1998               By: /s/ Mark S. Kripke
       --------------                   ----------------------------------------
                                        Mark S. Kripke, Chief Financial Officer

                             BRANDYWINE REALTY TRUST

                          INDEX TO FINANCIAL STATEMENTS


I. UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


Pro Forma Condensed Consolidating Balance Sheet as of December 31, 1997  F - 3

Pro Forma Condensed Consolidating Statement of Operations for the
Year Ended December 31, 1997............................................ F - 4

Notes and Management's Assumptions to Unaudited Pro Forma Condensed
Consolidating Financial Information..................................... F - 5


II.      THREE CHRISTINA CENTRE

Report of Independent Public Accountants................................ F - 9

Combined Statement of Revenue and Certain Expenses for the Year
Ended December 31, 1997 (audited)....................................... F - 10

Notes to Statement of Revenue and Certain Expenses...................... F - 11


III.     DKM PROPERTIES

Report of Independent Public Accountants................................ F - 13

Combined Statement of Revenue and Certain Expenses for the Year
Ended December 31, 1997 (audited)....................................... F - 14

Notes to Statement of Revenue and Certain Expenses...................... F - 15

                             BRANDYWINE REALTY TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

         The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of December 31, 1997 and the pro forma condensed consolidating statement of operations for the year ended December 31, 1997.

         The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

         The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on December 31, 1997 for balance sheet purposes, and on January 1, 1997 for purposes of the statement of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering"). The net proceeds from the March 1997 Offering were contributed to the Operating Partnership in exchange for 2,375,500 GP Units.

- The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

- The Company issued 786,840 Common Shares at $22.31 per share (the "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Brandywine Operating Partnership, L.P. (the "Operating Partnership") in exchange for 786,840 units of general partnership interest ("GP Units") in the Operating Partnership.

- The Company issued 751,269 Common Shares at $24.63 per share (the "December 1997 Offering"). The net proceeds from the December 1997 Offering were contributed to the Operating Partnership in exchange for 751,269 GP Units.

- The Company issued 11,000,000 Common Shares at $24.00 per share, of which 1,000,000 shares related to the underwriter's exercise of the over-allotment option (the "January 1998 Offering"). The net proceeds from the January 1998 Offering were contributed to the Operating Partnership in exchange for 11,000,000 GP Units.

- The Company issued an aggregate of 1,012,820 Common Shares at $24.06 per share (the "February 18, 1998 Offering"). The net proceeds from the February 18, 1998 Offering were contributed to the Operating Partnership in exchange for 1,012,820 GP Units.

- The Company issued an aggregate of 629,921 Common Shares at $23.81 per share (the "February 27, 1998 Offering"). The net proceeds from the February 27, 1998 Offering were contributed to the Operating Partnership in exchange for 629,921 GP Units.


         The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at December 31, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                             BRANDYWINE REALTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                     AS OF DECEMBER 31, 1997 (Notes 1 and 2)

                                   (Unaudited)
                                 (In thousands)

                                                                BRANDYWINE
                                                               REALTY TRUST
                                                                HISTORICAL            SHARE            PROPERTY
                                                               CONSOLIDATED         OFFERINGS        ACQUISITIONS        PRO FORMA
                                                                   (A)                 (B)               (C)           CONSOLIDATED
                                                               ------------         ---------        ------------      ------------
ASSETS:
   Real estate investments, net                                $   563,557        $      --          $   496,869        $ 1,060,426
   Cash and cash equivalents                                        29,442               --                 --               29,442
   Escrowed cash                                                       212               --                 --                  212
   Accounts receivable                                               3,689               --                 --                3,689
   Due from affiliates                                                 214               --                 --                  214
   Investment in management company                                     74               --                 --                   74
   Investment in unconsolidated real estate ventures                 5,480               --                 --                5,480
   Deposits                                                         12,133               --              (12,133)              --
   Deferred costs and other assets                                   6,680               --                 --                6,680
                                                               -----------        -----------        -----------        -----------
      Total assets                                                 621,481               --              484,736          1,106,217
                                                               ===========        ===========        ===========        ===========

LIABILITIES:
   Mortgages and notes payable                                     163,964           (287,247)           481,124            357,841
   Accrued interest                                                    857               --                 --                  857
   Accounts payable and accrued expenses                             2,377               --                 --                2,377
   Distributions payable                                             8,843               --                 --                8,843
   Tenant security deposits and deferred rents                       5,535               --                 --                5,535
                                                               -----------        -----------        -----------        -----------
      Total liabilities                                            181,576           (287,247)           481,124            375,453
                                                               -----------        -----------        -----------        -----------

MINORITY INTEREST                                                   14,377               --                3,612             17,989
                                                               -----------        -----------        -----------        -----------

BENEFICIARIES' EQUITY:
   Common shares of beneficial interest                                241                126               --                  367
   Additional paid-in capital                                      446,054            287,121               --              733,175
   Share warrants                                                      962               --                 --                  962
   Cumulative earnings                                              11,753               --                 --               11,753
   Cumulative distributions                                        (33,482)              --                 --              (33,482)
                                                               -----------        -----------        -----------        -----------
      Total beneficiaries' equity                                  425,528            287,247               --              712,775
                                                               -----------        -----------        -----------        -----------

      Total liabilities and beneficiaries' equity              $   621,481        $      --          $   484,736        $ 1,106,217
                                                               ===========        ===========        ===========        ===========


                             BRANDYWINE REALTY TRUST

                  PROFORMA CONDENSED CONSOLIDATING STATEMENT OF
                 OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (Notes 1 and 3)

                                   (Unaudited)
               (In thousands, except share and per share amounts)



                                              BRANDYWINE
                                                REALTY                                     1998           1998
                                                 TRUST                                     SHARE         PROPERTY          TOTAL
                                              HISTORICAL         1997                    OFFERINGS     ACQUISITIONS      PRO FORMA
                                            CONSOLIDATED(A)    EVENTS(B)     SUBTOTAL       (C)            (D)         CONSOLIDATED
                                             --------------    ---------     ---------   ---------      ---------      ------------

REVENUE:
     Base rents                                $ 49,928         $ 29,558      $ 79,486        $ -        $ 51,845          $131,331
     Tenant reimbursements                        9,396            3,954        13,350          -           9,267            22,617
     Other                                        1,736              284         2,020          -             220             2,240
                                               ---------       ----------     --------   ---------      ----------     ------------
        Total Revenue                            61,060           33,796        94,856          -          61,332           156,188
                                               ---------       ----------     --------   ---------      ----------     ------------

OPERATING EXPENSES:
     Interest                                     7,079            4,303        11,382    (21,544)         36,064            25,902
     Depreciation and amortization               15,589            7,093        22,682          -          15,900            38,582
     Property operating expenses                 22,445           13,079        35,524          -          23,181            58,705
     Administrative expenses                        659                -           659          -               -               659
                                               ---------       ----------     --------   ---------      ----------     ------------
        Total operating expenses                 45,772           24,475        70,247    (21,544)         75,145           123,848
                                               ---------       ----------     --------   ---------      ----------     ------------

Income (loss) before equity in income of
     management company and minority interest    15,288            9,321        24,609     21,544         (13,813)           32,340

Equity in income (loss) of management company        89              422  (E)      511          -           1,289  (E)        1,800
                                               ---------       ----------     --------   ---------      ----------     ------------

Income (loss) before minority interest           15,377            9,743        25,120     21,544         (12,524)           34,140

Minority interest in (income) loss                 (376)            (355) (F)     (731)      (337)(F)         287  (F)         (781)
                                               ---------       ----------     --------   ---------      ----------     ------------

Net income (loss)                                15,001            9,388        24,389     21,207         (12,237)           33,359

Income allocated to Preferred Shares               (499)               -          (499)         -               -              (499)
                                               ---------       ----------     --------   ---------      ----------     ------------

Income (loss) allocated to Common Shares       $ 14,502          $ 9,388      $ 23,890   $ 21,207       $ (12,237)         $ 32,860
                                               =========       ==========     ========   =========      ==========     ============

Diluted earnings (loss) per Common Share         $ 0.95                                                                      $ 0.92
                                               =========                                                               ============

Diluted weighted average number of
     shares outstanding                       15,793,329                                                                 36,096,485
                                              ===========                                                              ============


                             BRANDYWINE REALTY TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1. BASIS OF PRESENTATION:

         Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of April 15, 1998, the Company owned 167 properties. The Company's interest in all of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of April 15, 1998, the Company held an approximately 98.7% interest in the Operating Partnership.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre and the DKM Properties. In management's opinion, all adjustments necessary to reflect the effects of the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the December 1997 Offering, the January 1998 Offering, the February 18, 1998 Offering, the February 27, 1998 Offering, the acquisitions of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus Acquisition Properties, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre, 920 Harvest Drive, Norriton Business Center and the DKM Properties by the Company have been made.



2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

         (A) Reflects the Company's historical consolidated balance sheet as of December 31, 1997.

         (B) Reflects the Company's recent public share offerings and the use of the aggregate net proceeds to repay $287.2 million of indebtedness under the Credit Facility, as summarized below:

                                            Net Proceeds
                                            -----------
             January 1998 Offering           $ 249,970
             February 18, 1998 Offering       $ 23,052
             February 27, 1998 Offering         14,225
                                            -----------
             Total                           $ 287,247
                                            ===========

         (C) Reflects the Company's recent property acquisitions as follows:


                                                    Cost                                        Consideration
                                   ---------------------------------------  -------------------------------------------------------

                                                                                                               Operating
                                                     Closing                 Credit Facility   Mortgage Debt  Partnerships
          Acquisition              Purchase           Costs       Total         Borrowings      Assumptions      Units     Deposits
          -----------              --------           -----       -----         ----------      -----------      -----     --------

GMH Portfolio                         $ 229,015      $ 1,665    $ 230,680       $218,547            $ -           $ -     $ 12,133
RREEF Portfolio                          55,500          657       56,157         56,157              -             -            -
Three Christina Centre                   50,600        1,062       51,662         51,662              -             -            -
920 Harvest Drive                        12,000          164       12,164         12,164              -             -            -
Norriton Business Center                  7,742          283        8,025          2,367          5,658             -            -
DKM Portfolio                           137,800          381      138,181        119,195         15,374         3,612            -
                                   ---------------------------------------     ----------------------------------------------------
     Total                            $ 492,657      $ 4,212    $ 496,869       $460,092       $ 21,032       $ 3,612     $ 12,133
                                   =======================================     ====================================================


3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS:

         (A) Reflects the historical consolidated operations of the Company.

         (B) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre and the Scarborough Properties for the year ended December 31, 1997 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering, the September 1997 Offering and the December 1997 Offering for the year ended December 31, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the earlier of the respective acquisition dates or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

                                                              Revenue                                Operating Expenses
                                        ----------------------------------------  --------------------------------------------------
                                                                                            Depreciation
                                                      Tenant                                    and        Property
                                                    reimburse-                                amortiza-    operating
        Acquisition / Offering              Rents      ments   Other     Total   Interest(i)   tion(ii)    expenses  Total  Subtotal
------------------------------------------------------------------------------------------------------------------------------------

Columbia Acquisition Properties          $    338  $     24  $     25  $    387  $    110   $     66  $    130  $    306   $     81
Main Street Acquisition Properties            542        60      --         602      --          109       379       488        114
1336 Enterprise Drive                          78        13      --          91      --           21        19        40         51
Kings Manor                                   105        27      --         132      --           29        43        72         60
Greentree Executive Campus                    602        17      --         619       249        106       272       627         (8)
Five Eves Drive                               103        12      --         115        75         32        45       152        (37)
TA Properties                               2,053       299         6     2,358     1,241        530       698     2,469       (111)
Emmes Properties                            2,570     1,130         2     3,702     2,049        874     1,332     4,255       (553)
748 & 755 Springdale Drive                    414      --        --         414       171         73        99       343         71
1974 Sproul Road                              354        54      --         408      --           61       225       286        122
Berwyn Park Properties                      2,492       376        36     2,904      --          700     1,073     1,773      1,131
Green Hills Properties (iii)                4,567      --        --       4,567       690        745     2,059     3,494      1,073
500/501 Office Center Drive                 1,106       919        48     2,073       700        340       971     2,011         62
Christiana Corporate Center                   615        22        45       682       308        132       218       658         24
Metropolitan Industrial Center              1,395       306        33     1,734       926        395       472     1,793        (59)
Atrium 1                                      994        34        26     1,054       597        255       573     1,425       (371)
5 & 6 Cherry Hill Executive Campus            127      --        --         127       218         93       140       451       (324)
220 Commerce Drive                            594      --        --         594       345        147       186       678        (84)
Provident Place                               644        90         7       741       411        175       283       869       (128)
PECO Building (iv)                            918      --        --         918       652        278      --         930        (12)
Bala Pointe Office Centre                   3,523        34        35     3,592     1,891        807     1,544     4,242       (650)
Scarborough Properties                      5,424       537        21     5,982     1,957      1,125     2,318     5,400        582
March 1997 Offering                          --        --        --        --         (91)      --        --         (91)        91
July 1997 Offering                           --        --        --        --      (6,905)      --        --      (6,905)     6,905
September 1997 Offering                      --        --        --        --        --         --        --        --         --
December 1997 Offering                       --        --        --        --      (1,291)      --        --      (1,291)     1,291
------------------------------------------------------------------------------------------------------------------------------------
      Total                              $ 29,558  $  3,954  $    284  $ 33,796  $  4,303   $  7,093  $ 13,079  $ 24,475   $  9,321
====================================================================================================================================

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma property expenses of the Green Hill Properties exclude $666,000 from historical amounts. Such amount represents expected salary savings.

(iv) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.


         (C) Represents interest expense savings from debt repayments upon the application of the net proceeds from the January 1998 Offering, the February 18, 1998 Offering and the February 27, 1998 Offering.

          Offering                 Interest savings (i)
-------------------------------------------------------

January 1998 Offering                     $ (18,748)
February 18, 1998 Offering                   (1,729)
February 28, 1998 Offering                   (1,067)
                                       -------------
      Total                               $ (21,544)
                                       =============


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

         (D) Reflects the pro forma statements of operations of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center and the DKM Properties for the year ended December 31, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through December 31, 1997.

                                                     Revenue                                Operating Expenses
                                  ----------------------------------------  -------------------------------------------------
                                                                                         Depreciation
                                                Tenant                                       and         Property
                                              reimburse-                                   amortiza-     operating
  Acquisition / Offering              Rents      ments   Other     Total     Interest(i)    tion(ii)     expenses      Total
-----------------------------------------------------------------------------------------------------------------------------

GMH Portfolio                       $ 25,049    $ 1,937    $ 174   $ 27,160    $ 16,391     $ 7,382    $ 10,935      $ 34,708
RREEF Portfolio                        4,160        705        -      4,865       4,212       1,797       1,252         7,261
Three Christina Centre                 4,635      2,427       22      7,084       3,875       1,653       2,830         8,358
920 Harvest Drive                      1,658         63        -      1,721         912         389         724         2,025
Norriton Business Center               1,161          -        -      1,161         658         257         276         1,191
DKM Properties                        15,182      4,135       24     19,341      10,016       4,422       7,164        21,602
                                ----------------------------------------------------------------------------------------------
      Total                         $ 51,845    $ 9,267    $ 220   $ 61,332    $ 36,064    $ 15,900    $ 23,181      $ 75,145
                                ==============================================================================================



(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility, and an effective rate of 7% to 8.5% on assumed mortgage indebtedness.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.


         (E) Pro forma equity in income of management company is based on management fees less incremental costs estimated to be incurred.

         (F) Pro forma minority interest in income represents the incremental pro forma earnings allocable to minority partners.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Brandywine Realty Trust:

We have audited the statement of revenue and certain expenses of the Three Christina Centre described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of the Three Christina Centre's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Three Christina Centre for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                     Arthur Andersen LLP


Philadelphia, Pa.,
    March 24, 1998

                             THREE CHRISTINA CENTRE


                    STATEMENT OF REVENUE AND CERTAIN EXPENSES






                                                                       For the
                                                                     Year Ended
                                                                    December 31,
                                                                        1997
                                                                    ------------
REVENUE:
  Base rents (Note 2)                                               $4,635,000
  Tenant reimbursements                                              2,427,000
  Other revenue                                                         22,000
                                                                    ----------
                Total revenue                                        7,084,000
                                                                    ----------
 CERTAIN EXPENSES:
  Maintenance and other operating expenses                           1,444,000
  Utilities                                                            933,000
  Real estate taxes                                                    453,000
                                                                    ----------
                Total certain expenses                               2,830,000
                                                                    ----------
REVENUE IN EXCESS OF CERTAIN EXPENSES                               $4,254,000
                                                                    ==========









    The accompanying notes are an integral part of this financial statement.

                             THREE CHRISTINA CENTRE


           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997




1. BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflect the operations of Three Christina Centre (the 'Property"). The Property was acquired from the Flynn Company on March 4, 1998 by Brandywine Operating Partnership LP, which is 98.7% owned by Brandywine Realty Trust (the "Company"). The Property has an aggregate net rentable area of approximately 311,826 square feet and was 100% leased as of December 31, 1997. The purchase price was approximately $50.6 million. This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accompanying financial statements are prepared under generally accepted accounting principles using the accrual basis of accounting. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities which affect the reported amounts of revenues and expense during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Base rents for the year ended December 31, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustments for the year ended December 31, 1997 were $321,000.

During 1997, rental revenues earned under leases with First USA Bank and Brandywine Asset Management Group each individually represented greater than 10% of the Company's total rental revenue in 1997.

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2012. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1997, were as follows:

1998                                      $      4,194,000
1999                                             4,139,000
2000                                             4,140,000
2001                                             4,178,000
2002                                             4,182,000
Thereafter                                      39,296,000
                                                ----------
                                              $ 60,129,000


Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY TRANSACTIONS:

The Property paid management fees of $175,000 to Flynn Management Company, a related party, based on 2.5% of cash receipts as defined in the management agreement. These management fees are included within maintenance and other operating expenses in the statement of revenue and certain expenses.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of DKM Properties, described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of DKM Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the DKM Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                             Arthur Andersen LLP


Philadelphia, Pa.,
   April 15, 1998

                                 DKM PROPERTIES


           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)




                                                                     For the
                                                                    Year Ended
                                                                   December 31,
                                                                       1997
                                                                    -----------
REVENUE:
  Base rents (Note 2)                                               $15,182,000
  Tenant reimbursements                                               4,135,000
  Other                                                                  24,000
                                                                    -----------
      Total revenue                                                  19,341,000
                                                                    -----------
CERTAIN EXPENSES:
  Maintenance and other operating expenses                            3,206,000
  Utilities                                                           1,758,000
  Real estate taxes                                                   2,200,000
                                                                    -----------
      Total certain expenses                                          7,164,000
                                                                    -----------
REVENUE IN EXCESS OF CERTAIN EXPENSES                               $12,177,000
                                                                    ===========








    The accompanying notes are an integral part of this financial statement.

                                 DKM PROPERTIES


           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:

The accompanying combined statement of revenue and certain expenses reflects the operations of certain properties (the "DKM Properties") described below. These properties were acquired by Brandywine Operating Partnership, LP, which is 98.4% owned by Brandywine Realty Trust on March 31, 1998 for an aggregate purchase price of $137.8 million. The DKM Properties have an aggregate net rentable area of approximately 918,000 square feet and were 97% leased as of December 31, 1997. The DKM Properties are as follows:

                                                                                    Approximate
Property                                                    Seller                   Square Feet        Location
--------                                                    ------                   -----------        --------
104 Windsor Center                              DKM Properties Corp.                    67,000          Lawrenceville
Capital Center                                  Capital Center Urban
                                                  Renewal Corporation                  306,000          Trenton
33 W State Street                               DB State Street Urban
                                                  Renewal Associates                   168,000          Trenton
Princeton Pike Corporate Center II              Princeton Pike Corp.
                                                  Center Associates II LP              111,000          Lawrenceville
Princeton Pike Corporate Center III             Princeton Pike Corp Center
                                                  Associates III LP                     97,000          Lawrenceville
Princeton Pike Corporate Center IV              Princetone Pike Corp.
                                                  Center Associates IV LP              169,000          Lawrenceville


These combined statement of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K, pursuant to the rules and regulations of the Securities and Exchange Commission.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the DKM Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities during the reporting period. The ultimate results could differ from those estimates.


2. OPERATING LEASES:

Base rents for the year ended December 31, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustments for the year ended December 31, 1997 was $570,000.

The State of New Jersey's minimum rental payments were $5,844,000 and represented greater than 10% of the total base rents in 1997.
                                      F-15

The DKM Properties are leased to tenants under operating leases with expiration dates extending to the year 2009. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

               1998                        $  14,559,000
               1999                           14,212,000
               2000                           13,229,000
               2001                           10,774,000
               2002                            9,191,000
               Thereafter                     47,172,000
                                            ------------
               Total                       $ 109,137,000
                                           =============

Certain leases also include provisions requiring tenants to reimburse DKM for management costs and other operating expenses up to stipulated amounts.


3. RELATED PARTY TRANSACTIONS:

DKM Properties have an agreement with an affiliate which provides DKM Properties with certain property management, marketing and related services. Total costs incurred for these services and included in maintenance and other operating expenses, aggregated approximately $545,000 in 1997.

URBAN RENEWAL PROGRAM:

Two of the DKM Properties are qualified to develop, own and operate the Premises under the provisions of the Urban Renewal Corporations and Associations Law of 1961 (the "Act"). Under the provisions of the Act, these two properties receive a real estate tax exemption for all improvements constructed on the Premises for a period of 15 years, expiring in 2004. In lieu of such taxes the properties paid an annual service charge to the City of Trenton in an amount equal to 15% of annual gross revenue, as defined. In 1997, the annual service charge amounted to approximately $1,047,000, which are included as real estate taxes on the accompanying statements of operations. To qualify for this exemption, DKM agreed to limit the amounts of the profits generated from the two properties in accordance with the Act. Any profits generated from the properties in excess of the profits limitation would be payable to the City of Trenton. No excess profits were paid in 1997.

In 1994, a Partnership which owns one of the Properties described above received a notice from the City of Trenton claiming an amount due of approximately $5,072,000 for profits earned by the Partnership in excess of the maximum amount allowed under the provisions of the Act. The Partnership is disputing this claim asserting that the Partnership has not exceeded the maximum allowable profits under the Act and that no amounts are due. The ultimate outcome of this matter is uncertain at this time. No adjustments have been recorded in the accompanying financial statements to reflect the outcome of this uncertainty.


                                      F-16